                                                                Exhibit 10.30.17
                           AMENDMENT NUMBER SEVENTEEN
                                       TO
                          THIRD PARTY PLEDGE AGREEMENT
                          ----------------------------


     THIS AMENDMENT NUMBER SEVENTEEN TO THIRD PARTY PLEDGE AGREEMENT (the "Amendment") is made and entered into as of the 28th day of August, 1997, by and between SUNSTONE HOTEL INVESTORS, L.P., a Delaware limited partnership ("Secured Party"); and ROBERT A. ALTER ("Alter") and CHARLES L. BIEDERMAN ("Biederman; and together with Alter, "Pledgor").

     WHEREAS, the undersigned are parties to that certain Third Party Pledge Agreement entered into as of August 16, 1995, as amended (the "Agreement"); and
                                                               ---------

     WHEREAS, the undersigned desire to amend the Agreement in order to reflect the purchase of the Regency Plaza Hotel - Los Angeles, California (the "Hotel") and the execution of the Lease Agreement for such Hotel.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein and in the Agreement, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

     1.  Defined Terms.  For purposes of this Amendment, all capitalized terms
         -------------
used and not otherwise defined herein, shall have the meanings assigned to them in the Agreement.

     2.  Units Pledged.  In order to secure the lien of the pledge in favor of
         -------------
Secured Party in the Units pledged to secure the Lease Agreement for the Hotel, Exhibit A to the Agreement is hereby amended and restated in its entirety to
---------
read in full as attached hereto as Exhibit A.
                                   ---------

     3.  Force and Effect.  Except to the extent modified by this Amendment, all
         ----------------
of the terms and provisions of the Agreement shall be unaffected and shall remain in full force and effect. This Amendment shall be deemed part of, and construed in accordance with the Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.
                                     PLEDGOR

                                     /S/ ROBERT A. ALTER
                                     -------------------
                                     Robert A. Alter

                                     /S/ CHARLES L. BIEDERMAN
                                     ------------------------
                                     Charles L. Biederman


                                     SECURED PARTY
                                     SUNSTONE HOTEL INVESTORS, L.P.
                                     a Delaware limited partnership


                                     By:  Sunstone Hotel Investors, Inc.
                                          a Maryland corporation,
                                          Its General Partner
                                          By: /S/ ROBERT A. ALTER
                                             --------------------
                                                  Robert A. Alter
                                          Its:    President

                                   EXHIBIT A
                                   ---------

                      Percentage Leases & Pledge of Units


                                                 Number of            Third
Percentage                     Four Months    Allocable Units      Anniversary          Initials
Lease                           Base Rent         Pledged              Date             of Pledgor
----------                     -----------    ---------------    ----------------      ----------

Hampton Inn -                   $  188,750            19,868      August 16, 1998       CLB/RAA
  Denver S.E., CO

Hampton Inn -                   $  150,000            15,790      August 16, 1998       CLB/RAA
  Pueblo, CO

Courtyard by Marriott -         $  135,000            14,211      August 16, 1998       CLB/RAA
  Fresno, CA

Hampton Inn -                   $  158,667            16,702      August 16, 1998       CLB/RAA
  Mesa, AZ

Holiday Inn -                   $  125,000            13,158      August 16, 1998       CLB/RAA
  Steamboat Springs,CO

Holiday Inn -                   $  142,000            14,947      August 16, 1998       CLB/RAA
  Craig, CO

Holiday Inn -                   $   53,333             5,614      August 16, 1998       CLB/RAA
  Provo, UT

Hampton Inn -                   $  161,000            16,947      August 16, 1998       CLB/RAA
  Silverthorne, CO

Best Western -                  $  220,000            23,158      August 16, 1998       CLB/RAA
  Santa Fe, NM

Hampton Inn -                   $  132,000            13,895      August 16, 1998       CLB/RAA
  Arcadia, CA

Hampton Inn -                   $  139,333            13,933      December 13, 1998     CLB/RAA
  Oakland, CA

Cypress Inn -                   $  189,000            17,182      February 2, 1999      CLB/RAA
  Kent, WA

Cypress Inn -                   $  107,917             9,811      February 2, 1999      CLB/RAA
  Poulsbo, WA

Cypress Inn -                   $  145,667            13,242      February 2, 1999      CLB/RAA
  Clackamas, WA

Cypress Inn -                   $  121,000            11,000      February 2, 1999      CLB/RAA
  Portland, OR

Courtyard By Marriott -         $  142,000            14,025      April 1, 1999         CLB/RAA
  Riverside, CA

Holiday Inn Select -            $  270,000            24,828      June 28, 1999         CLB/RAA
  Renton, WA


                                                 Number of            Third
Percentage                     Four Months    Allocable Units      Anniversary          Initials
Lease                           Base Rent         Pledged              Date             of Pledgor
----------                     -----------    ---------------   ----------------       ----------
Comfort Suites -                $  240,000            24,615     August 13, 1999         CLB/RAA
   So. San Francisco, CA

Days Inn -                      $   90,000             9,231     August 13, 1999         CLB/RAA
  Price, UT

Residence Inn -                 $  100,000             9,524     September 20, 1999      CLB/RAA
  Highlands Ranch, CO

Holiday Inn -                   $  100,000             9,090     October 29, 1999        CLB/RAA
  Flagstaff, AZ

Holiday Inn -                   $  268,666            24,424     October 29, 1999        CLB/RAA
  Mesa, AZ

Hampton Inn -                   $  115,400            10,455     October 29, 1999        CLB/RAA
  Tucson, AZ

Radisson Suite -                $  363,400            29,665     December 19, 1999       CLB/RAA
  Oxnard, CA

Ramada Hotel -                  $  335,530            25,810     January 17, 2000        CLB/RAA
  Cypress, CA

Holiday Inn Harbor View -       $  289,033            22,233     January 17, 2000        CLB/RAA
  San Diego, CA

Hawthorn Suites -               $  367,533            26,479     March 10, 2000          CLB/RAA
  Kent, WA

Holiday Inn -                   $  501,992            38,232     March 31, 2000          CLB/RAA
  La Mirada, CA

Fountain Suites -               $  528,900            39,529     May 6, 2000             CLB/RAA
  Sacramento, CA

Ramada Plaza - Old Town         $  387,000            29,208     June 11, 2000           CLB/RAA
  San Diego, CA

Best Western -                  $  191,088            12,955     July 17, 2000           CLB/RAA
  Lynnwood, CO

Holiday Inn Stadium -           $  243,332            16,497     August 7, 2000          CLB/RAA
  San Diego, CA

Crystal Suites -                $  274,968            18,642     August 7, 2000          CLB/RAA
  Anaheim, CA

Regency Plaza Hotel -           $  321,200            21,573     August 28, 2000         CLB/RAA
   Los Angeles, CA

COMBINED TOTALS:                $7,298,709           626,473                             CLB/RAA


  * Maximum number of units pledged is 481,955 pursuant to Section 1(a) of the
                                   Agreement.


                                      A-2